Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
May 31, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.0250%


Excess Protection Level
   3 Month Average  9.66%
      May, 1999  12.18%
      April, 1999  7.97%
      March, 1999  8.83%



Cash Yield                                              25.54%


Investor Charge Offs                                    6.50%


Base Rate                                               6.86%


Over 30 Day Delinquency                                 5.42%


Seller's Interest                                       71.08%


Total Payment Rate                                      12.11%


Total Principal Balance                                $2,967,610,345.89


Investor Participation Amount                          $250,000,000.00


Seller Participation Amount                            $2,109,277,012.52